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                           EFFECTIVE AUGUST 23RD, 2004

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported) February 9, 2005

                                ROYAL GOLD, INC.
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             (Exact name of registrant as specified in its charter)

                Delaware                 0-5664             84-0835164
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      (State or other jurisdiction    (Commission         (IRS Employer
           of incorporation)          File Number)     Identification No.)

       1660 Wynkoop Street, Suite 1000, Denver, CO          80202-1132
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        (Address of principal executive offices)            (Zip Code)

         Registrant's telephone number, including area code 303-573-1660


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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM  2.02     RESULTS OF OPERATION AND FINANCIAL CONDITION

The following information is furnished pursuant to Item 2.02 "Results of Operations and Financial Condition."

On February 9, 2005, Royal Gold, Inc. reported higher revenues and earnings in second quarter of fiscal 2005. The information contained in the press release dated February 9, 2005, regarding the Company's second quarter results is incorporated herein by reference and is filed as exhibit 99.1 hereto.

ITEM 9.01      FINANCIAL STATEMENTS AND EXHIBITS

The following information is furnished pursuant to Item 9.01 "Financial statements and Exhibits."

EXHIBIT NUMBER   DESCRIPTION
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99.1             Press Release dated February 9, 2005 "Royal Gold Reports Higher
                 Revenue and Earnings in Second Quarter"

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     Royal Gold, Inc.
                                     (Registrant)

                                     By:    /s/ Karen Gross
                                            ------------------------------------
                                     Name:  Karen Gross
                                     Title: Vice President & Corporate Secretary

Dated: February 9, 2005

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